UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 16, 2011

Potomac Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

West Virginia
(State of Other Jurisdiction of Incorporation)

0-24958
(Commission File Number)

55-0732247
(IRS Employer Identification No.)

111 E. Washington St., PO Box 906, Charles Town WV 25414-0906
(Address of Principal Executive Offices) (Zip Code)

304-725-8431
Registrant’s telephone number, including area code

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure

     Furnished as Exhibit 99.1 and incorporated herein by reference is the quarterly report to shareholders containing a summary statement of operations for the three months and nine months ended September 30, 2011, selected balance sheet information as of September 30, 2011 and a letter from Robert F. Baronner, Jr, President and CEO. The document was mailed to stockholders on or about November 16, 2011.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits
	99.1	Quarterly Report to Shareholders

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

SIGNATURE

POTOMAC BANCSHARES, INC.

/s/ Robert F. Baronner, Jr.
Robert F. Baronner, Jr., President and CEO
November 16, 2011